T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

Supplement to Prospectuses Dated March 1, 2020

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2021, Eric Moffett and Malik Asif will join Gonzalo Pangaro as portfolio managers and Cochair of the fund’s Investment Advisory Committee. Mr. Moffett joined T. Rowe Price in 2007 and Mr. Asif joined T. Rowe Price in 2012. Effective December 31, 2021, Mr. Pangaro will step down as a portfolio manager and Cochair of the fund’s Investment Advisory Committee and Mr. Moffett and Mr. Asif will remain portfolio managers and Cochair of the fund’s Investment Advisory Committee.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2021, Eric Moffett and Malik Asif will join Gonzalo Pangaro as portfolio managers and Cochair of the fund’s Investment Advisory Committee. Mr. Moffett joined T. Rowe Price in 2007 and his investment experience dates from 2000. During the past five years, he served as a portfolio manager with the Firm. Mr. Asif joined T. Rowe Price in 2012 and his investment experience dates from 2007. During the past five years, Mr. Asif served as an associate portfolio manager of the Emerging Markets strategy (beginning in 2018) and prior to that, as an analyst covering the financial sector in emerging markets with the Firm. Effective December 31, 2021, Mr. Pangaro will step down as a portfolio manager and Cochair of the fund’s Investment Advisory Committee and Mr. Moffett and Mr. Asif will remain portfolio managers and Cochair of the fund’s Investment Advisory Committee.

The date of this supplement is October 28, 2020.

F111-041 10/28/20